AMENDMENT NO. 2
                                 and CONSENT
                                      to
                       AMENDED AND RESTATED CREDIT AGREEMENT
                              Dated as of July 26, 1996


     THIS AMENDMENT NO. 2 and CONSENT ("Amendment") is entered into as of February 21, 1997 by and among Fairchild Holding Corp., a Delaware corporation (the "U.S. Borrower"), Fairchild Finance Company (f/k/a Kaysel), a private unlimited liability company formed under the laws of The Republic of Ireland (the "U.K. Borrower"), and the institutions identified on the signature pages hereof as Lenders. Capitalized terms used herein but not defined herein shall have the meanings provided in the Credit Agreement (as defined below).

     W I T N E S S E T H:

     WHEREAS, the U.S. Borrower, the U.K. Borrower, and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of July 26, 1996 (together with the Exhibits and Schedules thereto, the "Credit Agreement"), pursuant to which the Lenders have agreed to provide certain financial accommodations to the Borrowers;


     WHEREAS, the U.S. Borrower has informed the Administrative Agent and Lenders of its desire to acquire 100% of the Capital Stock of Simmonds S.A., a corporation formed under the laws of France, and in connection therewith, to form a new Subsidiary under the laws of France which would be owned in partnership by two Wholly-Owned Subsidiaries of the U.S. Borrower, Meow, Inc., a Delaware corporation, and Fairchild Fasteners Corp., a Delaware corporation, with Meow, Inc. having a 90% interest and Fairchild Fasteners Corp. having a 10% interest; and

     WHEREAS, the U.S. Borrower has requested certain consents in connection with the aforesaid proposed acquisition and a further amendment of Section 10.01 of the Credit Agreement and an amendment of the Borrowing Base Certificate with respect to calculation of the EBITDA Borrowing Base;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Amendment to Credit Agreement.  Effective as of February
21, 1997, upon satisfaction of the conditions precedent set forth in
Section 3 below, the Credit Agreement is hereby amended as follows:

     1.1 Article I is amended to (a) delete the definitions of "Base Rate Margin" and "Eurocurrency Rate Margin" in their entirety and substitute the following therefor:

     "Base Rate Margin" means (i) with respect to Obligations of the U.S. Borrower, a rate equal to one and one-half percent (1.50%) per annum and (ii) with respect to Obligations of the U.K. Borrower, a rate equal to two and one-half percent (2.50%) per annum; provided, however, that in the event the Loans and other financial accommodations provided for in this Agreement are not restructured or refinanced by September 30, 1997, the aforesaid per annum rates shall be increased, effective as of September 30, 1997, by one-quarter of one percent (0.25%) per annum and provided further that in the event the Loans and other financial accommodations provided for in this Agreement are not restructured or refinanced by December 31, 1997, the aforesaid per annum rates shall be further increased, effective as of December 31, 1997, by an additional one-quarter of one percent (0.25%) per annum.

     "Eurocurrency Rate Margin" means (i) with respect to Obligations of the U.S. Borrower, a rate equal to two and three-quarters percent (2.75%) per annum and (ii) with respect to Obligations of the U.K. Borrower, a rate equal to two and one-half percent (2.50%) per annum; provided, however, that in the event the Loans and other financial accommodation provided for in this Agreement are not restructured or refinanced by September 30, 1997, the aforesaid per annum rates shall be increased, effective as of September 30, 1997, by one-quarter of one percent (0.25%) per annum and provided further that in the event the Loans and other financial accommodations provided for in this Agreement are not restructured or refinanced by December 31, 1997, the aforesaid per annum rates shall be further increased, effective as of December 31, 1997, by an additional one-quarter of one percent (0.25%) per annum.

and (b) add the following definitions:

     "Simmonds S.A." means Simmonds S.A., a corporation formed under the laws of France.

     "Support Agreement" means the written agreement executed and delivered to the Administrative Agent for the benefit of the Holders by RHI described in Section 3 of that certain Amendment No. 2 and Consent dated as of February 21, 1997 and delivered with respect to this Agreement.

     1.2  Section 10.01 is amended to delete the provisions of
Section 10.01(g) in their entirety and substitute the following therefor:

     (g) Indebtedness arising from (i) intercompany loans from the U.S. Borrower to any of its Subsidiaries which is a Guarantor (other than Fairchild Technologies USA, Inc.) or from any such Subsidiary to the U.S. Borrower or any other such Subsidiary, (ii) those certain intercompany loans identified on Schedule 10.01-G attached hereto and made a part hereof incurred on or before February 21, 1997 or under promissory notes identified on Schedule 10.01-G evidencing Indebtedness owing (A) between the U.S. Borrower and Fairchild Retiree Medical Services, Inc. and (B) by the U.K. Borrower to the U.S. Borrower upon the assignment by the U.S. Borrower of the promissory note executed on February 20, 1997 by Simmonds Holding to the U.K. Borrower as referenced on Schedule 10.01-G, (iii) Indebtedness incurred after February 21, 1997 in addition to that permitted under clause (i) above, in an amount not to exceed $12,000,000 in the aggregate, exclusive of fees and interest with respect thereto, arising from intercompany loans (A) from the U.S. Borrower to Fairchild Technologies USA, Inc. and any of the U.S. Borrower's Subsidiaries which are not Guarantors or from any such Subsidiary of the U.S. Borrower to the U.S. Borrower or any other such Subsidiary, (B) from the U.K. Borrower to any Subsidiary of the U.S. Borrower, and (iv) from RHI to the U.S. Borrower; provided that such loans are subordinated to the payment and performance of the Obligations and are evidenced by promissory notes in form and substance satisfactory to the Administrative Agent, which terms of such promissory notes executed with respect to loans from RHI to the U.S. Borrower on or after February 21, 1997, the proceeds of which are used, directly or indirectly, to effect the acquisition of Capital Stock and convertible bonds of Simmonds, S.A. and compliance with the requirements of the Support Agreement, shall include, without limitation, provisions stating that such loans are not payable until the Obligations are satisfied in full, in cash, and that interest payable with respect thereto shall not be payable in cash, but only in kind, and provided further that the amount of Indebtedness permitted in clause (iii) hereof shall be in addition to the amount of proceeds of loans permitted in clause (iv) hereof which are in turn loaned by the U.S. Borrower to a Subsidiary of the U.S. Borrower or by such a Subsidiary to another such Subsidiary;

     1.3 Exhibit B is amended, under the heading "II. Calculation of EBITDA Borrowing Base", at line 14 to read as follows:

     14.  EBITDA for most recent four fiscal quarters  $______

                          x   3.5

     2.  Consents. The Lenders signatory hereto hereby consent to:

     2.1 the formation by Meow, Inc. and Fairchild Fasteners Corp., Wholly-Owned Subsidiaries of the U.S. Borrower, under the laws of France, of a new Subsidiary to be named Fairchild Fasteners Europe -
 Simmonds S.A.R.L. ("Simmonds Holding Corp.") solely for the purpose of acquiring 100% of the Capital Stock of Simmonds S.A., a corporation organized under the laws of France ("Simmonds S.A."), provided that 65% of the Capital Stock of Simmonds Holding Corp. is pledged to the Administrative Agent on terms and conditions and subject to agreements satisfactory to the Administrative Agent;

     2.2 the exercise by Simmonds Holding Corp., as assignee of Fairchild France, Inc., of the option to purchase Capital Stock and convertible bonds of Simmonds S.A. evidenced by that certain Call Option dated January 23, 1997 executed by Fairchild France, Inc., a Subsidiary of RHI and Mines de Kali Sainte Therese S.A.("KST"), a translation of which is attached hereto as Exhibit 1 (the "Call Option") in accordance with the terms of the Call Option;

     2.3 the consummation of the acquisition, by Simmonds Holding Corp., of (a) the Capital Stock of Simmonds S.A. and, indirectly, the Subsidiaries and Investments of Simmonds S.A. identified on
Exhibit 2 attached hereto and made a part hereof, and (b) Indebtedness in the form of bonds convertible into Capital Stock of Simmonds S.A., in each instance, on the terms and conditions set forth in the Call Option; provided that

     (i) proceeds of Loans under the Credit Agreement and cash from operations of the U.S. Borrower and its Subsidiaries used, directly or indirectly, to effect such acquisition do not exceed $30,000,000 in the aggregate;

     (ii) the sources and uses with respect to the aforesaid acquisition consist of:
Sources

U.S. Borrower Cash            FF165,000,000
Borrowing from RHI               64,456,080
Indebtedness on Books           101,890,218
  of Simmonds S.A. &
  its Subsidiaries

Total                        FF 331,346,298


Uses

Purchase of 87.58% of            FF 69,364,000
  Simmonds S.A. Capital
  Stock from Related Parties
Purchase of 12.42% of                9,836,000
  Simmonds S.A. Capital
       Stock from Public
Purchase of Convertible             47,301,000
  Bonds from Related Parties
Purchase of Convertible             12,099,000
  Bonds from Public
Repayment of Indebtedness           45,149,730
  to KST
Repayment of Indebtedness           40,706,350
  to Bank Rivaud
Indebtedness on Books              101,890,218
  of Simmonds S.A. &
  its Subsidiaries
Transaction Costs                   5,000,000

Total                          FF 331,346,298

     (iii) there shall exist no contractual restriction of any kind on the ability of Simmonds S.A. to pay dividends to Simmonds Holding Corp. or for Simmonds Holding Corp. to pay dividends to Meow, Inc. or Fairchild Fasteners Corp.

     2.4 the continuation, from and after the consummation of the acquisition described in Section 2.3 above, of Indebtedness in the aggregate amount of Fr 101,890,218 owing by Simmonds S.A. and its Subsidiaries to the Persons identified on Exhibit 3 attached hereto and made a part hereof, approximately FF 11,250,000 of which is owing to Credit Nationale and secured by a Lien against 29,000 shares of the Capital Stock of Transfix S.A.;

     2.5 incurrence by Simmonds Holding Corp. of Indebtedness to the U.S. Borrower or U.K. Borrower (directly or by assignment of the promissory note evidencing the same originally payable to the U.S. Borrower) in the aggregate principal amount of approximately FF 85,856,080 subject to agreements in form and substance satisfactory to the Administrative Agent to refinance Indebtedness in the amount of FF 45,149,730 owing by Simmonds S.A. and Mecaero S.A. to KST and Indebtedness in the amount of approximately FF 40,706,350 owing by Simmonds S.A. to Bank Rivaud, which Indebtedness shall be in addition to that permitted under Section 10.01(g)(iii), as amended by this Amendment;

     2.6 in the event the assignment referenced in Section 2.5 above is effected, incurrence by the U.K. Borrower of Indebtedness to the U.S. Borrower in the aggregate principal amount of the Indebtedness referenced in Section 2.5 above subject to a promissory note in form and substance satisfactory to the Administrative Agent representing the consideration paid for such assignment, which Indebtedness shall be in addition to that permitted under Section 10.01(g)(iii), as amended by this Amendment;

     2.7 the acquisition by the U.S. Borrower of 99.99% of the Capital Stock of Simmonds Mecaero Fasteners, Inc., a Delaware corporation ("Mecaero US"), from Simmonds S.A. for an amount equal to the book value thereof approximating $1,500,000 and the subsequent liquidation of Mecaero US into the U.S. Borrower, provided that promptly following such acquisition and liquidation, the U.S. Borrower executes and delivers to the Administrative Agent such Loan Documents as are requested by the Administrative Agent to perfect Liens on the assets theretofore owned by Mecaero US as part of the Collateral and, in the event the purchase price is paid by promissory note rather than in cash, such promissory note shall be on terms and conditions satisfactory in form and substance to the Administrative Agent;

     2.8 the incurrence by Simmonds Holding Corp. of Indebtedness to the U.S. Borrower in the amount of FF 143,550,000 in connection with the capitalization of Simmonds Holding Corp.; provided that (i) the U.S. Borrower's claims with respect to such Indebtedness may be assigned to the U.K. Borrower in exchange for a promissory note in the amount of FF 143,550,000 and (ii) the terms and conditions of such Indebtedness of Simmonds Holding Corp. and the U.K. Borrower are subject to agreements in form and substance satisfactory to the Administrative Agent, which Indebtedness, in each case, shall be in addition to that permitted under Section 10.01(g)(iii), as amended by this Amendment;

     2.9  dissolution of Mecair, a Canadian Subsidiary of Mecaero,
S.A.;

     2.10 further amendment of the Tax Allocation Agreement, in a manner consistent with substantially similar amendments previously made, solely to reflect the acquisition of Simmonds S.A. and its Subsidiaries; and

     2.11 maintenance by Simmonds Holding Corp. and Simmonds S.A. of a fiscal year end as September 30.
     3.  Conditions to Effectiveness.

     3.1 The provisions of this Amendment set forth in Section 2.1 and Section 2.2 shall become effective as of February 21, 1997 upon receipt by the Administrative Agent, by no later than 5:00 p.m. (New York time) on February 21, 1997, of (a) executed counterparts of this Amendment signed on behalf of the Borrowers and the Requisite Lenders, (b) the written agreement of RHI in the form attached hereto as Exhibit 4 to provide (i) Technologies and Fairchild Technologies USA, Inc., directly, with all financial support required in excess of that permitted under Section 10.01(g)(iii) of the Credit Agreement, as amended hereby, and (ii) the Administrative Agent and the Lenders with written notice of the provision of such support contemporaneously with such provision of support to Technologies and Fairchild Technologies USA, Inc., and (c) payment, for the account of the Lenders executing and delivering a counterpart of this Amendment by February 21, 1997, of an amendment fee in the amount of one-quarter of one percent (0.25%) of the Commitments of such Lenders.

     3.2 Provided that the conditions set forth in Section 3.1 above are satisfied as and when specified therein, all other provisions of this Amendment shall be become effective as of February 21, 1997 upon receipt by the Administrative Agent of a certificate of the U.S. Borrower that the exercise of the option described in Section 2.2 above has been effected by Simmonds Holding Corp. in conformance with the provisions of the Call Option.

     4.  Representations, Warranties and Covenants.

     4.1 The Borrowers hereby represent and warrant that this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

     4.2 The Borrowers hereby represent and warrant that, before and after giving effect to this Amendment, no Event of Default or Potential Event of Default has occurred and is continuing except under Section 9.13 with respect to execution of the Tenth Amended Tax Allocation Agreement the Lenders' rights and remedies with respect to which were waived as of January 21, 1997.

     4.3 Each Borrower hereby reaffirms all agreements, covenants, representations and warranties made in the Credit Agreement, to the extent the same are not amended hereby, and made in the other Loan Documents to which it is a party; and agrees that all such agreements, covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment. To the extent the Credit Agreement is amended hereby to modify or add agreements, covenants and/or representations and warranties, such agreements, covenants and/or representations and warranties are made as of the date on which this Amendment becomes effective with respect thereto.

     5.  Reference to and Effect on the Credit Agreement.

     5.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

     5.2 Except as specifically amended above, the Credit Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

     5.3 The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, or constitute a waiver of any provision of any of the Loan Documents.

     6.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                 FAIRCHILD HOLDING CORP.

                                 Karen L. Schneckenburger
                                 Vice President & Treasurer


                                 FAIRCHILD FINANCE COMPANY (f/k/a
KAYSEL)

                                 Karen L. Schneckenburger
                                 Attorney


                                 CITICORP USA, INC.

                                 Timothy L. Freeman
                                 Attorney-in-Fact


                                 NATIONSBANK, N.A.

                                 Michael R. Heredia
                                 Senior Vice President


                                 CAISSE NATIONALE DE CREDIT AGRICOLE

                                 David Bouhl, F.V.P.
                                 Head of Corporate Banking, Chicago


                                 UNION BANK OF CALIFORNIA

                                 Cedric M. Henley
                                 Credit Officer

                                 Cary Moore
                                 Vice President

                             SCHEDULE 10.01-G
                                  to
                      Amended and Restated Credit Agreement
                            Dated as of July 26, 1996



          Intercompany Indebtedness Outstanding as of February 21,
1997



    Indebtedness Owing by U.S. Borrower to a Subsidiary of U.S.
Borrower:

                        Principal
Subsidiary              Amount            Evidenced By

U.K. Borrower           $1,450,000        Promissory Note dated
                                          February 12, 1997

Fairchild Retiree       $1,500,000        Promissory Note dated
Medical Services,                         December 31, 1996
Inc.

Fairchild               $2,000,000        Promissory Note dated
Retiree Medical                           December 31, 1996
Services, Inc.

Indebtedness Owing by Subsidiaries of U.S. Borrower to U.S.
Borrower:

                        Principal
Subsidiary              Amount            Evidenced By

Fairchild Tech-         DM15,370,956.69   Books & records
nologies GmbH

Fairchild Tech-         $1,485,512        Books & records
nologies GmbH

Fairchild Retiree       $2,000,000        Promissory Note dated
Medical Services,                         December 31, 1996
Inc.

Fairchild Fasteners     Fr45,100,000      Promissory Note dated
Europe-Simmonds                           February 20, 1997
S.A.R.L.


Indebtedness Owing by a Subsidiary of the U.S. Borrower to Another Subsidiary of the U.S. Borrower:

                                    Principal
Obligor           Obligee           Amount             Evidenced By

VSI Holdings,  Fairchild            $35,600,000        Promissory
Note
Inc.           Retiree Medical                         dated
December 31,
               Services, Inc.                          1996

Fairchild      Camloc               DM13,569,000       Share
Purchase
Technologies   Holdings, Inc.                          Agreement
dated
GmbH                                                   July 1, 1992

Fairchild      Fairchild            DM716,684          Books and
records
Technologies   Technologies
USA, Inc.      GmbH

Voi-Shan       VSI Holdings,        DM1,860,000        Promissory
Note
Diessel GmbH   Inc.                                    dated March
1, 1994

Voi-Shan       Fairchild            DM231,428          Promissory
Note
Diessel GmbH   Technologies                            dated March
1, 1994
               GmbH

Voi-Shan       Fairchild            $281,814.01        Promissory
Note
Diessel GmbH   Technologies                            dated October
30,
               GmbH                                    1996
Voi-Shan
       Camloc GmbH          DM1,800,000        Loan
Agreement dated
Diessel GmbH                                           May 24, 1996

Voi-Shan       Fairchild            DM738,397.90       Promissory
Note
Diessel GmbH   Fasteners                               dated
December 9,
               France S.A.R.L.                         1996

Camloc GmbH    Fairchild            DM300,000          Loan
Agreement dated
               Fasteners                               May 29, 1996
               France S.A.R.L.

Banner         JJS Limited          GBP2,070,314       Books and
records
Investments
(UK) PLC
                                EXHIBIT 1
                                  to
                         Amendment No. 2 and Consent
                         dated as of February 21, 1997



                            Call Option Agreement


                            Translation Attached

                                 EXHIBIT 2
                                    to
                         Amendment No. 2 and Consent
                        dated as of February 21, 1997


                  Subsidiaries and Investments of Simmonds S.A.


                               Subsidiaries:

      Simmonds Mecaero Fasteners Inc., a Delaware corporation, 99.9% owned by Simmonds S.A.

      Mecaero S.A., a French corporation, 59.5% owned by Simmonds
S.A., 36.5% owned by Transfix S.A., and 4% owned by Tofinso S.A. (a bank)

      Transfix S.A., a French corporation, 99.98% owned by Simmonds
S.A.

      Euroism, a Portuguese corporation, 99.98% owned by Simmonds
S.A.

Other Equity Investments:

     Conforma SRL, an Italian corporation, 50% owned by Simmonds
S.A. (inactive)

     0.185% in S.E.M. Circuit 24h du Mans, a Societe d'Economie
Mixte incorporated under the laws of France (inactive)

     13.16% interest in G.I.E. Mecafaster, a Groupement d'Interet
Economique incorporated under the laws of France

                                  EXHIBIT 3
                                     to
                          Amendment No. 2 and Consent
                         dated as of February 21, 1997



     Debt of Simmonds S.A. and its Subsidiaries


                                Attached

 EXHIBIT 4
                                   to
                        Amendment No. 2 and Consent
                      dated as of February 21, 1997



                         Form of Support Agreement


                                 Attached